SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):             September 15, 2000
                                                              ------------------

                                 DIACRIN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                   000-20139               22-3016912
----------------------------   ------------------------   -------------------
(State or Other Jurisdiction   (Commission File Number)     (IRS Employer
     of Incorporation)                                    Identification No.)


Building 96 13th Street, Charlestown Navy Yard, Charlestown, MA       02129
---------------------------------------------------------------     ----------
           (Address of principal executive offices)                 (Zip Code)

                                 (617) 242-9100
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

     On September 14, 2000, Diacrin, Inc. ("Diacrin"), along with its joint venture partner Genzyme Corporation, issued a press release. A copy of the press release is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

         Pusuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DIACRIN, INC.
                                             (Registrant)




Date:   September 15, 2000                   By:  /s/ Thomas H. Fraser
                                                  -----------------------
                                                      President and CEO

                                INDEX TO EXHIBITS


Exhibit
Number                           Description
-------                          -----------

99.1                Press Release issued September 14, 2000